SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential,  for Use of the Commission  Only (as permitted by Rule
         14a-6(e)(2))
[X]      Definitive  Proxy Statement
[ ]      Definitive  Additional
         Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
         240.14a-12

                             THE MARCUS CORPORATION
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                             THE MARCUS CORPORATION

                                     [LOGO]


                      250 East Wisconsin Avenue, Suite 1700
                         Milwaukee, Wisconsin 53202-4220
                      -------------------------------------
                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held September 28, 1998
                      -------------------------------------


To the Shareholders of
      THE MARCUS CORPORATION:

       NOTICE IS HEREBY GIVEN THAT the 1998 Annual Meeting of Shareholders of THE MARCUS CORPORATION ("Company") will be held on Monday, September 28, 1998, at 10:00 A.M., local time, at The Midwest Express Center, 400 West Wisconsin Avenue, Milwaukee, Wisconsin, for the following purposes:

       1.     To elect seven directors for the ensuing year.

       2. To consider and act upon any other business which may be properly brought before the meeting or any adjournment thereof.

       Only holders of record of the Common Stock and Class B Common Stock as of the close of business on August 7, 1998, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof. Shareholders may vote in person or by proxy. The holders of Common Stock will be entitled to one vote per share and the holders of Class B Common Stock will be entitled to ten votes per share on each matter submitted for shareholder consideration.

       Shareholders are cordially invited to attend the meeting in person. A map has been provided on the following page to assist you in locating the Midwest Express Center. Even if you expect to attend the meeting in person, to help ensure your vote is represented at the meeting, please complete, sign, date and return in the enclosed postage paid return envelope the accompanying proxy which is being solicited by the Board of Directors. You may revoke your proxy at any time before it is actually voted by notice in writing to the undersigned or by voting in person at the meeting.

       Accompanying this Notice of 1998 Annual Meeting of Shareholders is a form of proxy and Proxy Statement.

                                           On Behalf of the Board of Directors



                                             /s/ Thomas F. Kissinger
                                           Thomas F. Kissinger
                                           General Counsel and Secretary

Milwaukee, Wisconsin
August 28, 1998

The Marcus Corporation                               Midwest Express Center
1998 Annual Meeting                                 400 W. Wisconsin Avenue
September 28, 1998                                     Milwaukee, Wisconsin
                                                                 Ballroom D





                                  [Map Omitted]





       Free parking is available for  shareholders at the Milwaukee  Hilton (509
W. Wisconsin Avenue) on a first-come, first-served basis. Enter the parking ramp just south of the Hilton on 5th Street. Please see map for other nearby parking.

       Shareholders may enter the Midwest Express Center at the main entrance, or at the entrance located at the corner of 4th and Wells Streets.

                             THE MARCUS CORPORATION
                                     [LOGO]

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                                       For
                       1998 Annual Meeting of Shareholders
                          To be Held September 28, 1998

       This Proxy Statement and accompanying form of proxy are being furnished to the shareholders of THE MARCUS CORPORATION ("Company") beginning on or about August 28, 1998, in connection with the solicitation of proxies by the Board of Directors of the Company ("Board") for use at the Company's 1998 Annual Meeting of Shareholders to be held on Monday, September 28, 1998, at 10:00 A.M., local time, at The Midwest Express Center, 400 West Wisconsin Avenue, Milwaukee, Wisconsin, and at any adjournment thereof (collectively, "Meeting"), for the purposes set forth in the attached Notice of 1998 Annual Meeting of Shareholders and as described herein.

       Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Meeting and to vote in person. Presence at the Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company's Secretary in writing, by notifying the appropriate personnel at the Meeting in writing or by voting in person at the Meeting. Unless so revoked, the shares represented by proxies received by the Board will be voted at the Meeting in accordance with the instructions thereon. If no instructions are specified on the proxy, the votes represented thereby will be voted (i) FOR the Board's seven director nominees set forth below and (ii) on such other shareholder matters which may properly come before the Meeting in accordance with the best judgment of the persons named as proxies.

       Only holders of record of shares of Common Stock ("Common Shares") and Class B Common Stock ("Class B Shares") as of the close of business on August 7, 1998 ("Record Date"), are entitled to vote at the Meeting. As of the Record Date, the Company had outstanding and entitled to vote 18,517,345 Common Shares and 12,672,168 Class B Shares. The record holder of each outstanding Common Share on the Record Date is entitled to one vote per share and the record holder of each outstanding Class B Share on the Record Date is entitled to ten votes per share on each matter submitted for shareholder consideration at the Meeting. The holders of Common Shares and the holders of Class B Shares will vote together as a single class on all matters subject to shareholder consideration at the Meeting. The total number of votes represented by outstanding Common Shares and Class B Shares as of the Record Date was 145,239,025, consisting of 18,517,345 votes represented by outstanding Common Shares and 126,721,680 votes represented by outstanding Class B Shares.

                              ELECTION OF DIRECTORS

       At the Meeting, the Company's shareholders will elect seven directors of the Company, constituting the entire Board, to hold office until the Company's 1999 annual meeting of shareholders and until their successors are duly qualified and elected. If, prior to the Meeting, any of the Board's nominees should for any reason become unable to serve as a director, the votes represented by proxies granting authority to vote for all of the nominees named below, or which do not contain any instructions, will be voted for another replacement nominee selected by the Board. Under Wisconsin law, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. Therefore, any shares which are not voted on this matter at the Meeting, whether by abstention, broker nonvote or otherwise, will have no effect on the election of directors at the Meeting.

       All of the nominees are shareholder-elected directors of the Company and have served continuously as directors since the indicated date of their election. The names of the nominees, together with certain information about each of them as of the Record Date, are set forth below.





                                                                                                                           Director
Name                                Current Principal Occupation                                                   Age       Since
-----------------------------------------------------------------------------------------------------------------------------------

Stephen H. Marcus                   Chairman of the Board, President and Chief Executive Officer                   63         1969
                                    of the Company(1)(2)(3)

Diane Marcus Gershowitz             Real estate management and investments(1)(3)                                   59         1985

Daniel F. McKeithan, Jr.            President and Chief Executive Officer of Tamarack Petroleum                    62         1985
                                    (operator of oil and gas wells) and President and Chief
                                    Executive Officer of Active Investor Management, Inc.
                                    (operator of oil and gas wells)(4)

Allan H. Selig                      Commissioner of Major League Baseball and President and                        63         1995
                                    Chief Executive Officer of Selig Executive Leasing Co., Inc.
                                    (automobile leasing agency)(5)

Timothy E. Hoeksema                 President of Midwest Express Airlines, Inc. (commercial                        51         1995
                                    airline carrier)

Bruce J. Olson                      Group Vice President of the Company(2)                                         48         1996

Philip L. Milstein                  President and Chief Executive Officer of Emigrant Savings                      48         1996
                                    Bank (savings bank) and President and Executive Vice
                                    President of Milford Management Corp. (real estate
                                    development and management)






-----------------

(1)      Diane Marcus Gershowitz and Stephen H. Marcus are brother and sister.

(2) Since the Company operates as a holding company through subsidiary corporations, Stephen H. Marcus and Bruce J. Olson are also officers of certain of the Company's principal operating subsidiaries.

(3)      As a result of their beneficial  ownership of Common Shares and Class B
         Shares, Stephen H. Marcus and/or Diane Marcus Gershowitz may be deemed to control, or share in the control of, the Company. See "Stock
         Ownership of Management and Others."

(4)      Daniel  F.  McKeithan,  Jr.  is  a  director  of  Firstar  Corporation,
         Wisconsin  Gas  Company  and  WICOR,  Inc.  and  is a  trustee  of  The
         Northwestern Mutual Life Insurance Company ("NML").
         NML is also one of the Company's principal lenders.

(5)      Allan H. Selig is a director of Oil-Dri Corporation of America and
         Robert W. Baird & Co., Incorporated.


                    The Board has an Audit Committee whose principal function is to recommend annually a firm of independent certified public accountants to serve as the Company's auditor, to meet with and review reports of the Company's auditor and to recommend to the Board such actions within the scope of its authority as it deems appropriate. The Audit Committee consists entirely of independent directors. During fiscal 1998, the Audit Committee consisted of Daniel F. McKeithan, Jr. (Chairman), Philip L. Milstein and Ulice Payne, Jr. The Audit Committee met one time in fiscal 1998.

                  The Board has a Compensation and Nominating Committee whose principal function is to recommend for approval to the Board the compensation, bonuses and benefits of officers and other key employees of the Company and its subsidiaries and to administer the Company's 1995 Equity Incentive Plan. See "Executive Compensation -- Stock Options." The Compensation and Nominating Committee is also vested with authority to consider and nominate future directors of the Company. Shareholders entitled to vote at the Meeting who wish to propose director nominees for consideration at the Meeting may do so under the Company's By-laws only by giving written notice of an intent to make such a nomination to the Secretary of the Company not less than 15 days in advance of the Meeting. Such notice must specify, among other things, the nominee's name, biographical data and qualifications. The Compensation and Nominating Committee consists of entirely independent directors. During fiscal 1998, the Compensation and Nominating Committee consisted of Timothy E. Hoeksema (Chairman), Daniel F. McKeithan, Jr. and Allan H. Selig. The Compensation and Nominating Committee met two times in fiscal 1998. See "Executive Compensation -- Report on Executive Compensation."

                  During the Company's 1998 fiscal year, five meetings of the Board were held. No director attended fewer than 75% of the meetings of the Board and committees thereof on which he or she served held during fiscal 1998.

                    STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

                  The following table sets forth information as of the Record Date as to the Common Shares and Class B Shares beneficially owned by (i) each director of the Company; (ii) each executive officer named in the Summary Compensation Table set forth below under "Executive Compensation -- Summary Compensation;" (iii) all directors and named executive officers of the Company as a group; and (iv) all other persons or entities known by the Company to be the beneficial owner of more than 5% of either class of the Company's outstanding capital stock. A row for Class B Share ownership is not included for individuals or entities who do not beneficially own any Class B Shares. All of the share amounts set forth below have been adjusted to reflect the Company's three-for-two stock split effected on December 5, 1997, in the form of a 50% dividend on both of its Common Shares and Class B Shares.

                                                                                          Total Share            Percentage of
                                         Sole Voting            Shared Voting            Ownership and             Aggregate
Name of Individual or                  and Investment           and Investment           Percentage of              Voting
Group/Class of Stock                       Power(1)                Power(1)                 Class(1)                Power(1)
------------------------------------------------------------------------------------------------------------------------------------

                                                                Directors and Named Executive Officers

Stephen H. Marcus(2)
 Common Shares                               79,271(3)              150,546                229,817(3)
                                                                                            (1.2%)                     30.0%

 Class B Shares                           2,700,558               1,622,832              4,323,390
                                                                                           (34.0%)

Diane Marcus Gershowitz(2)

 Common Shares                               81,645(4)                  150                 81,795(4)
                                                                                               *                       20.4%

 Class B Shares                           1,983,955                 959,708              2,943,663
                                                                                           (23.1%)

Daniel F. McKeithan, Jr.

 Common Shares                                7,625(4)                  -0-                  7,625(4)
                                                                                               *                          *

Allan H. Selig

 Common Shares                                5,600(4)                  -0-                  5,600(4)
                                                                                               *                          *

Timothy E. Hoeksema

 Common Shares                                5,375(4)                   -0-                 5,375(4)
                                                                                               *

Philip L. Milstein

 Common Shares                               28,615(4)(5)                -0-                28,615(4)(5)
                                                                                               *                          *

 Class B Shares                              39,601                   62,055               101,656
                                                                                               *





Bruce J. Olson

 Common Shares                               93,454(3)(6)             32,760               126,214(3)(6)
                                                                                                 *                        *

H. Fred Delmenhorst

 Common Shares                               34,446(3)(6)              5,043                39,489(3)(6)
                                                                                                 *                        *

Thomas F. Kissinger

 Common Shares                               17,772(3)(6)                -0-                17,772(3)(6)
                                                                                                 *                        *

Douglas A. Neis

 Common Shares                               24,946(3)(6)              6,417                31,363(3)(6)
                                                                                                 *                        *

All continuing directors and named
executive officers as a group (10
persons)(7)

 Common Shares(8)                           378,749(3)               194,916               573,665(3)
                                                                                            (3.1%)                     46.8%

 Class B Shares                           4,724,114                2,005,616             6,729,730
                                                                                           (52.9%)

                    Other Five Percent Shareholders

Ben Marcus(2)

 Common Shares                                1,053                  305,088               306,141
                                                                                            (1.7%)                     32.1%

 Class B Shares                                -0-                 4,622,379             4,622,379
                                                                                           (36.3%)

Neuberger & Berman, LLC(9)

  Common Shares(10)                         875,448                  589,549             1,464,997
                                                                                            (7.9%)                       *

Private Capital Management, Inc.(11)

  Common Shares(12)                            -0-                 2,393,839             2,393,839
                                                                                           (12.9%)                       *










Vanguard Explorer Fund, Inc.(13)

  Common Shares(14)                         967,300                      -0-               967,300
                                                                                            (5.2%)                       *

------------------

   * Less than 1%.

(1)      There are  included  in some  cases  shares  over which a person has or shares voting power and/or  investment  power,  as to which  beneficial ownership may be disclaimed.  The number of Class B Shares (included in the beneficial  ownership  figures detailed above) set forth after each of the following  individuals  has also been included in the beneficial ownership of at least one other director:  Stephen H. Marcus  (638,979)
         and Diane Marcus Gershowitz  (638,979).  The outstanding Class B Shares are  convertible on a  share-for-share  basis into Common Shares at any time at the discretion of each holder. As a result, a holder of Class B
         Shares is deemed to beneficially  own an equal number of Common Shares.
         However,  in order to avoid  overstatement of the aggregate  beneficial ownership of both classes of the Company's  outstanding  capital stock, the Common  Shares  listed in the table do not  include  Common  Shares which  may be  acquired  upon the  conversion  of  outstanding  Class B
         Shares.   Similarly,   the  percentage  of  outstanding  Common  Shares
         beneficially  owned is  determined  with respect to the total number of outstanding Common Shares,  excluding Common Shares which may be issued upon conversion of outstanding Class B Shares.

(2)      The  address of Stephen H.  Marcus,  Diane  Marcus  Gershowitz  and Ben
         Marcus  is c/o  250  East  Wisconsin  Avenue,  Suite  1700,  Milwaukee,
         Wisconsin 53202-4220.

(3) Includes 2,776, 2,503, 1,510, 496 and 908 Common Shares held for the respective accounts of Stephen H. Marcus, Bruce J. Olson, H. Fred
         Delmenhorst, Thomas F. Kissinger and Douglas A. Neis and all continuing directors and named executive officers as a group in the Company's
         Pension Plus Plan as of May 29, 1998, the latest practicable date for which such data is available. See "Executive Compensation -- Summary
         Compensation Information."

(4)      Includes  5,375 Common Shares  subject to  acquisition by each of Diane
         Marcus Gershowitz, Daniel F. McKeithan, Jr., Allan H. Selig and Timothy
         E. Hoeksema and 2,750 Common Shares subject to acquisition by Philip L.
         Milstein pursuant to the exercise of vested stock options held on the Record Date pursuant to the 1994 Nonemployee Director Stock Option
         Plan. See "Director Compensation."

(5) Total does not include 5,625 Common Shares in the AB Elbaum Trust in which Mr. Milstein is co-trustee and 8,100 Common Shares held by Mr.
         Milstein's children, as to which Mr. Milstein disclaims beneficial ownership.

(6) Includes 55,875, 24,338, 17,025 and 24,038 Common Shares subject to acquisition by Bruce J. Olson, H. Fred Delmenhorst, Thomas F. Kissinger and Douglas A. Neis, respectively, pursuant to the exercise of vested stock options held on the Record Date pursuant to the 1987 Stock Option Plan and 1995 Equity Incentive Plan. See "Executive Compensation -- Stock Options."

         (7) In determining the aggregate beneficial ownership of Common Shares and Class B Shares for all continuing directors and named executive officers as a group, shares which are beneficially owned by more than one director or officer have been counted only once to avoid overstatement.

(8) Includes 143,026 Common Shares subject to acquisition pursuant to the exercise of vested stock options held by named executive officers and continuing nonemployee directors of the Company on the Record Date pursuant to the 1987 Stock Option Plan, 1995 Equity Incentive Plan and the 1994 Nonemployee Director Stock Option Plan. See "Executive Compensation--Stock Options."

(9) The address of Neuberger & Berman, LLC ("N&B") is 605 Third Avenue, New York, New York 10158-3698.

(10) Other than share ownership percentage information, the information set forth is as of February 12, 1998, as reported by N&B in its Schedule 13G filed with the SEC and the Company. According to such Schedule 13G, principals of N&B own 87,525 shares and N&B disclaims beneficial ownership of these shares which were purchased with the personal funds of the N&B principals.

(11) The address of Private Capital Management, Inc. ("PCM") is 3003 Tamiami Trail North, Naples, Florida 33940.

(12) Other than share ownership percentage information, the information set forth is as of February 18, 1998, as reported by PCM in its Schedule 13G filed with the SEC and the Company.

(13) The address of Vanguard Explorer Fund, Inc. ("Vanguard") is P.O. Box 2600, Valley Forge, Pennsylvania 19482-2600.

(14) Other than share ownership percentage information, the information set forth is as of February 9, 1998, as reported by Vanguard in its
         Schedule 13G/A filed with the SEC and the Company.


                             EXECUTIVE COMPENSATION

Report on Executive Compensation

       The Company strives to provide fair and competitive compensation which rewards corporate and individual performance and helps attract, retain and motivate highly qualified individuals who contribute to the Company's long-term growth and success. One of the Company's guiding philosophies is to encourage its executives and other employees to take appropriate market responsive risk-taking actions which facilitate the growth and success of the Company. The Company's compensation policies attempt to encourage the continuation of this entrepreneurial spirit.

       The Compensation and Nominating Committee of the Board ("Committee") is responsible for evaluating and determining the compensation of the Company's executive officers, including the Company's Chief Executive Officer Stephen H. Marcus, in accordance with the foregoing philosophies and policies. The Committee is composed entirely of independent, nonemployee directors. Executive officer compensation consists of base salary, annual bonus payments, stock option grants and other benefits under the Company's several employee benefit plans.

       Each executive officer's base salary has been established based on the level of responsibilities delegated to the executive and the relationship of such responsibilities to those of other Company executive officers. In evaluating and adjusting base salaries of executives (other than Mr. Marcus) from year-to-year, the Committee acts on the recommendations of Mr. Marcus, who in making his recommendations takes into account (i) the financial performance of the Company as a whole and on a divisional basis, when appropriate, for the fiscal year then ended, compared to its respective historical and anticipated performance; (ii) general economic conditions (including inflationary factors) and the impact such conditions had on the industry segments in which the Company operates; (iii) each executive officer's past, and anticipated future, contributions  to the  Company's  performance;  (iv)  each  executive  officer's existing base salary compared to the range of the base salaries of similarly situated executives at both the national and local level; (v) any new responsibilities delegated, or to be delegated, to such officer; and (vi) the extent of participation of the executive in any significant corporate achievements over the prior fiscal year. In evaluating and adjusting Mr. Marcus' base salary, the Committee subjectively considers the same factors cited above, as well as the comparative salaries and total compensation packages of other chief executive officers, with particular reference to local market circumstances. In determining the adjustment to Mr. Marcus' base salary for fiscal 1999, the Committee specifically took into account the Company's revenue and earnings performance for fiscal 1998, the Company's long-term record of financial success and the comparative cash compensation of other similarly situated executives.

       Bonus awards attributable to each fiscal year are granted by the Committee to the named executive officers, including Mr. Marcus, subsequent to the fiscal year-end. Fiscal 1998 bonus awards for the named executive officers who have no direct operational responsibilities were based on the recommendations of Mr. Marcus, who made his recommendations based on the Company's overall financial performance for the year then ended and such officer's individual contributions and achievements over fiscal 1998, particularly as such contributions and achievements related to advancing the Company's entrepreneurial philosophy. Specific corporate performance factors considered in making fiscal 1998 bonus determinations for such executives were the contribution that each executive made to his specific functional area and overall Company performance and the Company's 10.7% increase in revenues compared to fiscal 1997, the Company's earnings performance for fiscal 1998 and the comparative cash compensation of other similarly situated executives. The fiscal 1998 bonus award for Bruce J. Olson, who has direct managerial responsibilities for two operating divisions of the Company, was determined based on the financial and operating performance of those divisions, together with the overall financial performance of the Company in fiscal 1998. Mr. Marcus received a fiscal 1998 bonus payment based on a pre-established formula which provides for his receipt of a performance bonus equal to three-fourths of one percent of the Company's pre-tax earnings for the fiscal year.

       Stock options are granted each year by the Committee to selected executive officers as part of such officers' compensation package. Options granted by the Committee have a per share exercise price equal to 100% of the fair market value of the Common Shares on the date of grant. Therefore, since the economic value of each option is directly dependent upon future increases in the value of the Common Shares, the Committee believes option grants help to better align the interests of option recipients with the economic interests of the Company's shareholders. The Committee believes stock option grants provide a long-term incentive for option recipients to improve the Company's financial performance and, in turn, its stock price. The Committee has the flexibility to grant other types of equity-based incentive awards (including stock appreciation rights, restricted stock and performance shares) in addition to stock options in accordance with the 1995 Equity Incentive Plan. Mr. Marcus is not eligible to receive option grants or other awards under the 1995 Equity Incentive Plan. Since Mr. Marcus and his family own approximately 38.1% of the outstanding Common Shares and Class B Shares, his economic interests are directly linked to the price performance of the Company's Common Shares. Therefore, at the time the 1995 Equity Incentive Plan was adopted, it was determined unnecessary to provide Mr. Marcus with the opportunity to receive stock option grants.

       Consistent with the Company's philosophy of encouraging entrepreneurism throughout the organization, the Committee grants options annually to a broad number of key employees. Option grants in fiscal 1998 to key employees other than the named executive officers constituted 89.3% of all non-Board option grants. The size of option grants to the named executive officers is based on
(i)  each  officer's  length  of  service  and  relative   responsibilities  and
contributions to the Company's performance over the past year; (ii) the officer's anticipated future contributions to the success of the Company; (iii) historical levels of option grants to, and the level of existing stock ownership of, such officer and other executive officers; and (iv) the relative levels of option grants then being made to all employees and other executive officers.

       The Committee also attempts to provide other competitive compensatory benefits to the Company's executive officers, including participation in the Company's Pension Plus Plan, nonqualified retirement income plan, employee stock purchase plan, nonqualified deferred compensation plan, health insurance, life and disability insurance and other benefits.

       The Company's cash compensation program for its managers is designed to reward an entrepreneurial orientation on the part of such managers. In addition to the need for such reinforcement, the Company also recognizes that long-term service and loyalty are of strategic value to the continued continuity of management which is necessary for the growth of the Company. For this reason, the Company has introduced an incentive stock option program for unit and multi-unit managers based on level of responsibility and length of service.

       As a result of current executive compensation levels, the Committee does not intend currently to take any action to conform its compensation plans to comply with the regulations proposed under Internal Revenue Code Section 162(m) relating to the $1 million cap on executive compensation deductibility imposed by the Omnibus Revenue Reconciliation Act of 1993.


                  By the Compensation and Nominating Committee:


                           Timothy E. Hoeksema, Chairman
                           Daniel F. McKeithan, Jr.
                           Allan H. Selig

Summary Compensation Information

                  The following table sets forth certain information concerning compensation paid by the Company for the last three fiscal years to the Company's Chief Executive Officer and the other executive officers of the Company who earned over $100,000 in salary and bonuses in fiscal 1998. The persons named in the table below are hereinafter sometimes referred to as the "named executive officers." All of the shares subject to options set forth below have been retroactively adjusted to reflect the Company's three-for-two stock split effected on December 5, 1997, in the form of a 50% dividend on both of its Common Shares and Class B Shares.

                                            Summary Compensation Table

                                                          Annual Compensation
                                                                                              Stock Option
      Name and Principal          Fiscal                                                        Grants(4)            All Other
           Positions               Year        Salary(1)        Bonus(2)       Other(3)         (shares)          Compensation(5)
          -----------             ------       ----------       ---------      --------        ----------         ---------------

Stephen H. Marcus                 1998        $398,077         $362,684        $    --             N/A               $7,024(6)
Chairman of the Board,            1997        $378,461         $398,868        $    --             N/A               $6,912(6)
 President and Chief              1996        $341,538         $545,568        $    --             N/A               $8,934(6)
 Executive Officer

Bruce J. Olson                    1998        $233,558         $147,600        $    --            7,500                $5,156
 Group Vice President             1997        $218,462         $256,046        $    --            7,500                $5,091
                                  1996        $205,962         $258,335        $    --           11,250                $3,732

H. Fred Delmenhorst               1998        $134,039         $ 20,000        $    --            3,750                $6,556
 Vice President-Human             1997        $124,231         $ 18,500        $    --            3,750                $4,289
 Resources                        1996        $118,500         $ 16,000        $    --            4,500                $2,612

Thomas F. Kissinger               1998        $134,039         $ 35,000        $    --            3,750                $2,444
 General Counsel and              1997        $123,231         $ 30,000        $    --            3,750                $1,820
 Secretary                        1996        $104,538         $ 25,000        $    --            4,500                 $ 949

Douglas A. Neis                   1998        $105,423         $ 20,000        $    --            3,000                $2,513
 Chief Financial Officer          1997        $ 99,308         $ 17,500        $    --            3,000                $2,034
 and Treasurer                    1996        $ 93,808         $ 45,000        $    --            4,500                $1,480


-----------------

(1)   Includes  amounts  deferred  by the  Company at the  election of the named executive  officer under Section  401(k) of the Internal  Revenue Code and
      the  Company's   Deferred   Compensation   Plan.  The  Company's  Deferred
      Compensation  Plan is a defined  contribution  program whereby an eligible employee may voluntarily make an irrevocable  election to defer receipt of up to 100% of the employee's  annual  compensation on a pre-tax basis. The irrevocable  election must be made prior to the start of any calendar year to which it applies and must specify both a benefit  payment  commencement date beyond the end of the last such calendar year and the form of payment
      (i.e.,  lump sum, periodic  installments or monthly  annuity).  During the period of deferral,  the Company  quarterly applies to the deferred amount an  earnings  credit  equal  to  the  average  prime  interest  rate  of a designated  Milwaukee  bank.  The  benefits  payable  under  the  Deferred
      Compensation Plan (i.e.,






      the employee's deferred amounts plus his earnings credits) will be paid out of the Company's general corporate assets as benefit payments become due after the employee's specified commencement date.

(2) The bonus amounts listed for fiscal 1996 for Messrs. Olson and Neis include a special bonus of $135,000 and $30,000, respectively, in each case as a result of such officer's integral involvement in consummation of the successful sale of the Company's Applebee's restaurants and related rights. Bonus amounts listed relate to the fiscal year to which such bonuses are attributable.

(3) The value of all perquisites and other personal benefits provided to each named executive officer by or on behalf of the Company is significantly less than the required Securities and Exchange Commission reporting thresholds of the lesser of $50,000 or 10% of the annual salary and bonus reported for each respective named executive officer.

(4) Fiscal 1996, 1997 and 1998 options were granted at 100% of fair market value on the date of grant under the Company's 1987 Stock Option Plan and the 1995 Equity Incentive Plan. See footnote (1) to the table set forth under "Stock Options -- Option Grants in 1998 Fiscal Year" below for additional information.

(5)   Includes the  Company's  contributions  on behalf of each named  executive officer to its defined contribution Pension Plus Plan and the dollar value of imputed life  insurance  premiums paid by, or on behalf of, the Company during the fiscal year with respect to term life insurance for the benefit of the named executive officer.  The Pension Plus Plan is a profit sharing plan with  Internal  Revenue Code Section  401(k)  features and covers all eligible  employees  of the Company and its  subsidiaries,  including  the named executive officers,  and uses a participating  employee's  aggregate direct compensation as the basis for determining the employee and employer contributions  that are  allocated  to the  employee's  account  under the
      Pension  Plus Plan.  A  participating  employee  may elect to make pre-tax deposits of up to 14% of the employee's annual  compensation.  The Pension
      Plus Plan also provides for three types of employer  contributions:  (i) a basic  contribution  equal  to 1%  of a  participating  employee's  annual compensation;  (ii) a matching  contribution  equal to  one-fourth  of the employee's pre-tax deposits not exceeding 6% of such annual  compensation;
      and (iii) a discretionary  profit performance  contribution  determined by the Board each year. For purposes of the profit performance  contribution, the Company  and its  subsidiaries  have been  divided  into eight  profit
      sharing  groups,   and  the  profit   performance   contribution  for  the
      participating  employees  employed by a particular profit sharing group is dependent  upon the Company's  overall  operations  meeting  profitability targets,  the Company having achieved a positive  return on  shareholders'
      equity and that profit sharing group's operating  performance  having been
      profitable.   A  participating  employee's  share  of  the  annual  profit performance contribution,  if any, for the employee's profit sharing group is determined by multiplying the  contribution  amount by the ratio of the participating  employee's  annual  compensation  to the  aggregate  annual compensation of all participating  employees in that profit sharing group.
      The   employee's   pre-tax   savings   deposits  and  the  employer  basic
      contributions  allocated to a participating  employee's  account are fully vested upon  deposit,  and the employer  matching  and profit  performance contribution are subject to a graduated vesting schedule resulting in full vesting after seven years of service.  The participating  employee has the right to  direct  the  investment  of the  pre-tax  savings  deposits  and employer matching contributions allocated to the employee's account in one or more of several  available  investment  funds.  The allocated  employer basic contributions are generally expected to be invested in Common Shares but, at the direction of the Pension Plus Plan's administrative committee, may be invested in a  different  manner.  The  allocated  employer  profit performance  contributions  are  invested  in the manner  selected  by the
      Pension  Plus  Plan's  administrative  committee,  which may also  include investment in Common







      Shares. The vested portion of a participating employee's account balance becomes distributable in a lump sum payment only after the employee's termination of employment, although the employee has the right while employed to borrow a portion of such vested portion or make a withdrawal of pre-tax savings deposits for certain hardship reasons which are prescribed by applicable federal law. The Company also provides all named executive officers with long-term disability protection.

(6)   In each of fiscal  1998,  1997 and 1996,  the Company  paid  approximately
      $368,000 of premiums on three split-dollar insurance policies on the life of Mr. Marcus. The foregoing data is excluded from the table above because, upon surrender of these policies to the Company or the death of Mr. Marcus, these premium payments will be reimbursed in full to the Company. Based on an assumed retirement age of 65, the present value of the excess cash surrender value of all of such policies over the premium payments is estimated to be approximately $156,000.


Stock Options

                  The Company has a 1987 Stock Option Plan ("1987 Plan") pursuant to which options to acquire Common Shares could have been granted by the Committee prior to June 1997 to officers and other key employees of the Company and its subsidiaries, including executive officers. However, Ben Marcus, Stephen H. Marcus, Diane Marcus Gershowitz and any other person who owned, directly or indirectly, 5% or more of the Company's voting power were not eligible to receive options under the 1987 Plan. No new options may be granted under the 1987 Plan, although outstanding options previously granted under the 1987 Plan are still outstanding and may be exercised pursuant to their terms.

                  The Company also has a 1995 Equity Incentive Plan ("1995 Plan") pursuant to which options to acquire Common Shares may be granted by the Committee until June 2005 to officers and other key employees of the Company and its subsidiaries, including executive officers. However, Ben Marcus, Stephen H. Marcus, Diane Marcus Gershowitz and any other person who owns, directly or indirectly, 5% or more of the Company's voting power cannot receive options under the 1995 Plan.

                  The following table sets forth information concerning the grant of stock options under the 1995 Plan during fiscal 1998 to the named executive officers. The share amounts for options granted during the 1998 fiscal year set forth below have been adjusted to reflect the Company's three-for-two stock split effected on December 5, 1997, in the form of a 50% dividend.

                                 Option Grants in 1998 Fiscal Year

                                            Percentage of
                        Common Shares       Total Options                                     Potential Realizable Value at Assumed
                          Underlying        Granted to All                                         Annual Rates of Stock Price
                           Options           Employees in      Exercise Price(2)   Expiration    Appreciation for Option Term(3)
                                                                                                 -------------------------------
             Name         Granted(1)       1998 Fiscal Year       (per share)         Date                    5% 10%
-----------------------------------------------------------------------------------------------------------------------------------

Stephen H. Marcus......      N/A                 N/A                  N/A             N/A            N/A                   N/A


Bruce J. Olson.........     7,500                4.5%                $16.50         6/25/07        $77,825              $197,225


H. Fred Delmenhorst....     3,750                2.2%                $16.50         6/25/07        $38,913               $98,613


Thomas F. Kissinger....     3,750                2.2%                $16.50         6/25/07        $38,913               $98,613


Douglas A. Neis........     3,000                1.8%                $16.50         6/25/07        $31,130               $78,890

------------------

(1)      Options  granted  under the 1995 Plan may be  designed  to  qualify  as either  "incentive stock options" within the meaning of Section 422A of the  Internal  Revenue Code or as  "nonstatutory  stock  options."  The options  reflected in the table are  incentive  stock options under the
         Internal  Revenue Code and were granted on June 26, 1997.  The exercise price of each option granted was equal to 100% of the fair market value of the  Common  Shares  on the date of  grant.  The  foregoing  options granted  vest and are  exercisable  with  respect to 40% of the subject shares after two years from the grant date, 60% after three years,  80%
         after four years and 100% after five  years,  but may not be  exercised after the  ten-year  option  period.  Not  reflected  in this table are
         18,750  Common  Shares  subject to incentive  stock  options which were granted to the named executive officers after the Company's fiscal 1998
         year   end   (Olson-7,500,   Delmenhorst-3,750,   Kissinger-3,750   and
         Neis-3,750) at an exercise price of $16.9375 per share.

(2) The exercise price of options may be paid in cash, by delivering previously issued Common Shares or any combination thereof.

(3) The potential realizable values set forth under the columns represent the difference between the stated option exercise price and the market value of the Common Shares based on certain assumed rates of stock price appreciation and assuming that the options are exercised on their stated expiration date; the potential realizable values set forth do not take into account applicable tax and expense payments which date may be associated with such option exercises. Actual realizable value, if any, will be dependent on the future stock price of the Common
         Shares on the actual date of exercise, which may be earlier than the stated expiration date. The 5% and 10% assumed rates of stock price appreciation over the ten-year exercise period of the options used in the table above are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future price of the Common Shares on any date. There can be no assurances that the stock price appreciation rates for the Common Shares assumed for purposes of this table will actually be achieved.

                  The following table sets forth certain information with respect to the named executive officers concerning their unexercised stock options held as of the end of the Company's fiscal 1998. No options were exercised by any of the named executive officers during the Company's fiscal 1998.

                                         Fiscal 1998 Year-End Value Table

                                       Number of Common Shares                     Value of Unexercised
                                  Underlying Unexercised Options at               In-the-Money Options at
                                        End of Fiscal 1998(1)                      End of Fiscal 1998(3)
              Name                 Exercisable(2)/Unexercisable(2)               Exercisable/Unexercisable



Stephen H. Marcus...............             N/A                                            N/A

Bruce J. Olson..................         48,375  /    28,500                        $405,388  /  $99,203

H. Fred Delmenhorst.............         21,038  /    12,900                        $181,491  /  $41,931

Thomas F. Kissinger.............         13,725  /    12,900                         $98,342  /  $41,925

Douglas A. Neis.................         21,038  /    11,400                        $181,491  /  $39,681

----------------

(1) See vesting schedule of stock options set forth in footnote (1) under the "Option Grants in 1998 Fiscal Year" table above.

(2)    Not reflected  herein are 22,050  Common Shares  subject to stock options which have vested and become  exercisable after the Company's 1998 fiscal
       year   end   (Olson-9,750,    Delmenhorst-4,200,    Kissinger-4,200   and
       Neis-3,900).  Also not  reflected in this table are 18,750  Common Shares subject  to stock  options  which  were  granted  to the named  executive
       officers  after  the  Company's   fiscal  1998  year  end   (Olson-7,500,
       Delmenhorst-3,750,  Kissinger-3,750  and Neis-3,750) at an exercise price of $16.9375 per share.

(3) The dollar values were calculated by determining the difference between the fair market value of the underlying Common Shares and the various applicable exercise prices of the named executive officers' outstanding options at the end of fiscal 1998. The closing sale price of the Common
       Shares on the New York Stock Exchange on May 28, 1998, was $18.125 per share.

Pension Plan

                  The Company has a nonqualified  defined  benefit  pension plan
("Supplemental Plan") for the eligible employees of the Company and its subsidiaries with annual compensation in excess of a specified level (e.g., $80,000 in 1998), including named executive officers of the Company. The Supplemental Plan is a defined benefit retirement income program which provides benefits based upon the employee's average total compensation for the five highest compensation years within the employee's last ten compensation years. The amounts accrued for named executive officers under the Supplemental Plan cannot be readily ascertained and are, therefore, not included in the "Summary Compensation Table" above. In calculating employee compensation for purposes of determining its contribution to the Supplemental Plan, the Company uses a participating employee's total direct compensation in determining its annual benefits (which, for the named executive officers, would be comprised of the salary and bonus amounts listed in the "Summary Compensation Table" above), calculated on a straight life annuity basis assuming benefits commence at age 65. In addition to a reduction equal to 50% of Social Security benefits, the Supplemental Plan also reduces its benefits by the benefits attributable to employer contributions which the participating employee received under other Company-sponsored plans, such as the Pension Plus Plan and the Company's former qualified pension plans. An employee participating in the Supplemental Plan will be entitled to receive annual benefits substantially in accordance with the table set forth below, except that the amounts shown in the table do not reflect the applicable reductions for Social Security benefits and benefits funded by employer contributions which are payable under other Company-sponsored plans. For an employee entitled to the highest level of Social Security benefits who retires at age 65 during calendar year 1998, the reduction in annual Supplemental Plan benefits would be approximately $9,720.

                                                            Estimated Annual Pension Plan Benefits
                                                              for Representative Years of Service
                                  -------------------------------------------------------------------------------------------
         Final Five-Year
      Average Compensation                      15               20               25                30                   35
      --------------------                      --               --               --                --                   --

              $  80,000                  $  20,000        $  26,667        $  33,333         $  40,000            $  40,000
                120,000                     30,000           40,000           50,000            60,000               60,000
                180,000                     45,000           60,000           75,000            90,000               90,000
                240,000                     60,000           80,000          100,000           120,000              120,000
                400,000                    100,000          133,000          167,000           200,000              200,000
                600,000                    150,000          200,000          250,000           300,000              300,000
                800,000                    200,000          267,000          333,000           400,000              400,000


                  A participating employee is entitled to benefits under the Supplemental Plan upon normal retirement on or after age 65, early retirement after age 60 with at least five years of service, disability retirement after at least five years of service and other termination of employment after at least five years of service. A graduated vesting schedule, which provides for 50% vesting after five years of service and an additional 10% for each year of service thereafter, applies in the case of termination of employment before completing 10 years of service or qualifying for normal, early or disability retirement. Benefits payable under the Supplemental Plan will be paid out of the Company's general corporate assets as benefit payments become due after retirement or other termination. At the end of fiscal 1998, Stephen H. Marcus, Bruce J. Olson, H. Fred Delmenhorst, Thomas F. Kissinger and Douglas A. Neis had 37, 24, 13, 5 and 12 years, respectively, of credited years of service under the Supplemental Plan.

Director and Director Emeritus Compensation

                  Under the Company's standard director compensation policy, each nonemployee director receives an annual retainer fee of $10,000, together with $1,750 for each meeting of the Board and $350 for each committee meeting thereof (or $500 per committee meeting if that person serves as the committee's chairperson), which he or she attends. In addition, under the Company's 1994 Nonemployee Director Stock Option Plan ("Director Plan"), each nonemployee director automatically is granted stock options to purchase 1,000 Common Shares upon his or her initial appointment or election to the Board and also receives an automatic annual grant of an option for 500 Common Shares at the end of each fiscal year of the Company. Exercise prices of options granted under the Director Plan are equal to 100% of the fair market value of the Common Shares on the date of grant. Under the Director Plan, on May 28, 1998, each nonemployee director received his or her annual automatic option grant to purchase 500 shares of Common Stock at an exercise price of $18.125 per share. The options have a term of ten years and were fully vested and exercisable immediately after grant.

                  Ben Marcus, the founder of the Company in 1935, retired from his position as the Company's Chairman of the Board in December 1991. In December 1995, Ben Marcus retired from the Board and was appointed a director emeritus. Mr. Marcus also continues to serve the Company as a nonofficer employee. The Committee has adopted a compensation policy applicable to Ben Marcus that attempts to recompense him for his many years of service and dedication to the founding, development and growth of the Company. To recognize his contributions to the founding and success of the Company, Mr. Marcus is entitled to receive for the remainder of his life (and thereafter his wife will be entitled to receive for the remainder of her life) a consulting fee partially linked to a percentage of the Company's pre-tax and pre-corporate bonus earnings. Mr. Marcus is also entitled to receive continued salary payments as an employee of the Company. In fiscal 1998, Ben Marcus earned total cash compensation of $387,909 from the Company.

                          STOCK PERFORMANCE INFORMATION

                  Set forth below is a line graph comparing the annual percentage change during the Company's last five fiscal years in the Company's cumulative total shareholder return (stock price appreciation on a dividend reinvested basis) on the Common Shares, compared to the cumulative total return of companies included within the S&P 500 Composite Index and to a composite peer group index selected in good faith by the Company. The composite peer group index is comprised of the Standard & Poor's Hotel/Motel Index (weighted 64%), Standard & Poor's Restaurants Index (weighted 8%) and a Company-selected theatre index (weighted 28%) which includes Carmike Cinemas, Inc., Cineplex Odeon Corp. and AMC Entertainment, Inc. The indices within the composite industry peer group index have been weighted to approximate the relative revenue contributions of each of the Company's respective business segments (counting the motel and hotel/resort segments as one segment) to the Company's total revenues in fiscal 1998. The shareholder returns of the companies included in the theatre index have been weighted based on each such company's relative market capitalization as of the beginning of the presented periods.

                                       Comparison of Five-Year Total Returns
                                         (on a dividend reinvested basis)

                                                 [GRAPHIC OMITTED]

=======================================================================================================================
                                5/31/93     5/31/94         5/31/95         5/31/96       5/31/97         5/31/98
=======================================================================================================================
The Marcus Corporation           $100        $117            $125            $173          $165            $181
-----------------------------------------------------------------------------------------------------------------------
Composite Peer Group Index       $100        $127            $139            $186          $187            $218
-----------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Index          $100        $104            $125            $161          $208            $272
=======================================================================================================================


                              CERTAIN TRANSACTIONS

                  The Company leased, under long-term leases, real estate occupied by three of the Company's facilities from Guest House Inn, Inc. ("GHI"), an entity formerly wholly-owned by Ben Marcus, Stephen H. Marcus, Diane Marcus Gershowitz, Ida Lowe and certain trusts for the benefit of members of their families ("Affiliated Parties") for an aggregate rent of approximately $152,000 during fiscal 1998. On October 1, 1997, the Company issued (a) 610,173 shares of Common Stock to GHI in exchange for all of the real estate and operating assets owned by GHI and (b) 449,320 new shares of Class B Common Stock to GHI in exchange for and cancellation of the existing 449,320 shares of Class B Common Stock owned by GHI (the "GHI Transaction"). The aggregate value of the shares of Common Stock issued was $10,528,871 and the aggregate value of the shares of Class B Common Stock issued was $7,753,265. The purchase price paid for the assets of GHI was determined based on an appraisal of the fair market value of such assets performed by Property Counselors, Inc., a qualified independent appraiser. As part of the GHI transaction, the Company purchased all of the notes and accounts receivable of GHI, including a debt of Stephen H. Marcus. This debt is due on demand and bears interest at the prime rate (8.5% at May 28, 1998). The largest aggregate amount outstanding on this debt during the Company's 1998 fiscal year was $1,924,000. As of the end of the fiscal year, the amount outstanding on this debt was $1,924,000.

                  During the 1998 fiscal year, the Company paid approximately $153,000 of interest to certain entities owned by certain of the Affiliated Parties on nine debts of the Company owed to such entities. These debts are due on demand and bear interest at the prime rate (8.50% at May 28, 1998). The largest aggregate amount outstanding on the above debts during the Company's 1998 fiscal year was $2,106,000. As of the end of the 1998 fiscal year, the amount outstanding on the nine debts was $1,860,000. Payment of both principal and interest on these debts is current.

                  In May 1998, Marcus Hotels, Inc. ("Marcus Hotels"), an operating subsidiary of the Company, entered into two agreements with Virtuem, Inc. ("Virtuem"), an entity controlled by Stephen H. Marcus and Diane Marcus Gershowitz, to develop and manage a luxury hotel project in Chicago, Illinois. Because the project has not yet been started, the fees to be paid by Virtuem to Marcus Hotels are not yet ascertainable. The agreement for the development of the hotel will require Virtuem to pay to Marcus Hotels a fee equal to 1.5% of the budget for the development of the hotel, a portion of which will be paid in monthly installments and the remainder of which will be paid upon completion of the project. The agreement for the management of the hotel will require Virtuem to pay to Marcus Hotels a fee equal to 3% of the gross revenues for the hotel.

                  As has been the case in prior years, during the 1998 fiscal year, the Company leased automobiles from Selig Executive Leasing Co., Inc. Aggregate lease payments were $382,000 in fiscal 1998. Allan H. Selig, a director of the Company, is the President, Chief Executive Officer and sole shareholder of Selig Executive Leasing Co., Inc.

                  The Company believes that all of the above transactions were consummated on terms at least as favorable as could have been obtained from non-affiliated third parties.


                                  OTHER MATTERS

                  Representatives from Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate shareholder questions.

                  The Board does not intend to present at the Meeting any matters for shareholder action other than the matters described in the Notice of Annual Meeting. The Board knows of no other matters to be brought before the Meeting which will require the vote of shareholders. For other business to be properly brought before the Meeting by a shareholder, such shareholder must give written notice of such proposed business complying with the Company's By-laws to the Secretary of the Company not less than 15 days in advance of the Meeting. If any other business or matters should properly come before the Meeting, the proxies named in the accompanying proxy will vote on such business or matters in accordance with their best judgment.

                  The Company has filed an Annual Report on Form 10-K with the Securities and Exchange Commission for its 1998 fiscal year which ended on May 28, 1998. The Company will provide a copy of such Form 10-K (excluding exhibits) without charge to each person who is a record or beneficial owner of Common Shares or Class B Shares on the Record Date and who submits a written request therefor. Exhibits to the Form 10-K will be furnished upon payment of the fee described in the list of exhibits accompanying the copy of Form 10-K. Requests for copies of the Form 10-K and any exhibits thereto should be addressed to Thomas F. Kissinger, General Counsel and Secretary, The Marcus Corporation, 250 East Wisconsin Avenue, Suite 1700, Milwaukee, Wisconsin 53202-4220.

                  The cost of soliciting proxies will be paid by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited personally and by telephone by certain officers and regular employees of the Company. The Company will reimburse brokers and other holders of record for their expenses in communicating with the persons for whom they hold Common Shares or Class B Shares. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose, but the Company reserves the right to do so should it conclude that such efforts are needed.

                  A shareholder wishing to include a proposal in the Company's proxy statement for its 1999 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), must forward the proposal to the Company by April 30, 1999. Any proposal submitted otherwise than pursuant to Rule 14a-8 less than 15 days in advance of the 1999 Annual Meeting of Shareholders will be considered untimely and the Company is not required to present such proposal. If the Board of Directors chooses to present such proposal, the persons named in proxies solicited by the Board of Directors for the 1999 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

                                            On Behalf of the Board of Directors

                                             /s/ Thomas F. Kissinger
                                            Thomas F. Kissinger
                                            General Counsel and Secretary

Milwaukee, Wisconsin
August 28, 1998

                                                                          [BLUE]

                              [Face of Proxy Card]

                             THE MARCUS CORPORATION

                    PROXY FOR HOLDERS OF CLASS B COMMON STOCK
                       SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 28, 1998

The undersigned hereby constitutes and appoints STEPHEN H. MARCUS and THOMAS F. KISSINGER, and each of them, with the power of substitution, as proxies of the undersigned, to vote any and all shares of Class B Common Stock of THE MARCUS CORPORATION which the undersigned is entitled to vote at the 1998 Annual Meeting of Shareholders to be held at 10:00 A.M., local time, September 28, 1998, at The Midwest Express Center, Milwaukee, Wisconsin, and at any adjournment thereof, upon such business as may properly come before the meeting, including the following items as more completely described in the Proxy Statement for the meeting:

1.       Election of Directors

         |_|      FOR all nominees listed        |_|      WITHHOLD AUTHORITY
                  below (except as marked                 to vote for all
                  to the contrary below)                  nominees listed below

DIANE MARCUS GERSHOWITZ, TIMOTHY E. HOEKSEMA, STEPHEN H. MARCUS, DANIEL F. McKEITHAN, JR., BRUCE J. OLSON, ALLAN H. SELIG AND PHILIP L. MILSTEIN

  (INSTRUCTIONS:       To withhold authority to vote for any individual
                       nominee write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

2. Upon such other business as may properly come before the annual meeting or any adjournment thereof in accordance with the best judgment of such proxies.

(This proxy is continued, and is to be signed, on the reverse side.)

                             [Reverse of Proxy Card]

PROXY NO.                                  NO. OF SHARES OF CLASS B COMMON STOCK

The undersigned acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and the 1998 Annual Report to Shareholders and hereby revokes any other proxy heretofore executed by the undersigned for such meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all nominees for director and on such other matters as as may properly come before the meeting or any adjournment thereof in accordance with the best judgment of the proxies named herein.





                                          Dated:_____________________, 1998

                                          ---------------------------------
                                              (Signature of Shareholder)

                                          ---------------------------------
                                              (Signature if jointly held)

Please sign exactly as your name appears on your stock certificate. Joint owners should each sign personally. A corporation should sign in full corporate name by a duly authorized officer. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.


              PLEASE SIGN AND MAIL PROXY IN THE ENCLOSED ENVELOPE.
                              NO POSTAGE REQUIRED.

                                                                        [WHITE]


                              [Face of Proxy Card]

                             THE MARCUS CORPORATION

                        PROXY FOR HOLDERS OF COMMON STOCK
                       SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 28, 1998

The undersigned hereby constitutes and appoints STEPHEN H. MARCUS and THOMAS F. KISSINGER, and each of them, with the power of substitution, as proxies of the undersigned, to vote any and all shares of Common Stock of THE MARCUS CORPORATION which the undersigned is entitled to vote at the 1998 Annual Meeting of Shareholders to be held at 10:00 A.M., local time, September 28, 1998, at The Midwest Express Center, Milwaukee, Wisconsin, and at any adjournment thereof, upon such business as may properly come before the meeting, including the following items as more completely described in the Proxy Statement for the meeting:

1.       Election of Directors

         |_|      FOR all nominees listed        |_|      WITHHOLD AUTHORITY
                  below (except as marked                 to vote for all
                  to the contrary below)                  nominees listed below

DIANE MARCUS GERSHOWITZ, TIMOTHY E. HOEKSEMA, STEPHEN H. MARCUS, DANIEL F. McKEITHAN, JR., BRUCE J. OLSON, ALLAN H. SELIG AND PHILIP L. MILSTEIN

   (INSTRUCTIONS:      To withhold authority to vote for any individual
                       nominee write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

2. Upon such other business as may properly come before the annual meeting or any adjournment thereof in accordance with the best judgment of such proxies.

(This proxy is continued, and is to be signed, on the reverse side.)

                             [Reverse of Proxy Card]

PROXY NO.                                         NO. OF SHARES OF COMMON STOCK

The undersigned acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and the 1998 Annual Report to Shareholders and hereby revokes any other proxy heretofore executed by the undersigned for such meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all nominees for director and on such other matters as may properly come before the meeting or any adjournment thereof in accordance with the best judgment of the proxies named herein.





                                              Dated:_____________________, 1998

                                              ---------------------------------
                                               (Signature of Shareholder)

                                              ---------------------------------
                                               (Signature if jointly held)

Please sign exactly as your name appears on your stock certificate. Joint owners should each sign personally. A corporation should sign in full corporate name by a duly authorized officer. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.


              PLEASE SIGN AND MAIL PROXY IN THE ENCLOSED ENVELOPE.
                              NO POSTAGE REQUIRED.